Supplement to the
Fidelity® SAI International Momentum Index Fund
December 30, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Objective" heading.
Fidelity® SAI International Momentum Index Fund seeks to provide investment results that correspond to the total return of international stocks with high momentum characteristics.
IMI-SUSTK-0825-100 1.9921162.100	August 1, 2025